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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of our report dated July 24, 2000 relating to the financial statements of TyCom Ltd. at September 30, 1998 and 1999, and for the fiscal years ended September 30, 1997, 1998, and 1999, which is included in Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-32134), filed with the Securities and Exchange Commission.

                                          /s/ PricewaterhouseCoopers

Hamilton, Bermuda
July 26, 2000